HARVEST VOLATILITY EDGE TRUST

Harvest Edge Absolute Fund

Harvest Edge Equity Fund

Harvest Edge Bond Fund

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated April 1, 2019 to the Summary Prospectuses, Prospectus and Statement of Additional Information dated February 28, 2019, as supplemented

At a special meeting of shareholders of the Funds held on March 11, 2019, shareholders of record of the Funds as of January 31, 2019 voted in favor of the proposed reorganization of each Fund into separate, newly created series of Victory Portfolios (each, a “Victory Fund”) advised by Victory Capital Management Inc. (the “Reorganizations”). Although the Reorganizations have been approved by the Funds’ shareholders, and as described in the combined prospectus/proxy statement relating to the Reorganizations, the closing of the Reorganizations is conditioned upon the closing of the purchase of Harvest Volatility Management, LLC (“HVM”) by Victory Capital Holdings, Inc. (the “Transaction”). In addition, the closing of the Transaction is subject to customary closing conditions, including the consent of a requisite number of HVM’s clients (including the Funds). Once these conditions have been satisfied, the closing of the Reorganizations is expected to occur generally concurrently with the closing of the Transaction.

For more information about the Reorganizations or the Victory Funds, please see the combined prospectus/proxy statement filed with the U.S. Securities and Exchange Commission by Victory Portfolios on February 14, 2019 at www.sec.gov/edgar. A copy of this document is also available from the Funds upon request.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.